Exhibit 10.1

                           INTEGRATED BIOPHARMA, INC.
                             SUBSCRIPTION AGREEMENT


                  SUBSCRIPTION AGREEMENT made as of this 3rd day of May 2004, between Integrated BioPharma, Inc. (the "Company"), and the undersigned subscriber (the "Subscriber").

                  The Company desires to provide financing for itself by issuing 500,000 shares of the Company's Common Stock, par value $.002 per share (the "Common Stock") at $10.00 per share. The Subscriber desires to purchase such shares of Common Stock. In order to induce the Subscriber to purchase such shares of Common Stock, the Company has agreed to issue to the Subscriber a warrant to purchase up to 50,000 shares of Common Stock at an exercise price of $14.00 per share. Unless the context otherwise requires, references herein to "Common Stock" shall include shares of Common Stock issuable upon exercise of such warrant.

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

I.       SUBSCRIPTION FOR COMMON STOCK; REPRESENTATIONS BY THE SUBSCRIBER

         1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase 500,000 shares of Common Stock from the Company, and the Company agrees to issue such Common Stock to the Subscriber at a purchase price of $5,000,000. The subscription price is payable by check made payable to the order of "Integrated BioPharma, Inc." or by wire transfer of immediately available funds delivered contemporaneously herewith. The Common Stock purchased by the Subscriber will be delivered by the Company promptly following the date hereof.

         1.2 The Subscriber recognizes that the purchase of the shares of Common Stock involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) he may not be able to liquidate his investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, he could sustain a complete loss of his entire investment.

         1.3 The Subscriber acknowledges that he is (i) a qualified investor, as described herein, to qualify for the purchase of the Common Stock; (ii) competent to understand and does understand the nature of the investment; and
(iii) able to bear the economic risk of this investment.

         1.4 The Subscriber represents that he is an "accredited investor," as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act").

         1.5 The Subscriber acknowledges that he has significant prior investment experience, including investment in non-listed and non-registered securities, and that he recognizes the highly speculative nature of this investment.

         1.6 If the Subscriber is a corporation, partnership, limited liability company, trust or other entity, the Subscriber represents that (i) it is authorized and qualified to make its investment in the Company; (ii) it has not been formed for the purpose of acquiring an interest in the Company; (iii) it has not been in existence for less than 90 days prior to the date hereof; and
(iv) the person signing this Agreement on behalf of such entity has been authorized to do so.


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         1.7 The Subscriber hereby represents that he has been furnished by the
Company with all publicly available information regarding the Company which he had requested or desired to know; that all other publicly available documents which could be reasonably provided have been made available for his inspection and review; and that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering.

         1.8 The Subscriber hereby acknowledges that the offering of the shares of Common Stock has not been filed with or reviewed by the Securities and Exchange Commission (the "SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act. The Subscriber represents that the shares of Common Stock are being purchased for his own account, for investment and not for distribution or resale to others. The Subscriber agrees that he will not sell, transfer or otherwise dispose of any of the shares of Common Stock unless they are registered under the Securities Act or unless an exemption from such registration is available.

         1.9 The Subscriber understands that the shares of Common Stock have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act which depends, in part, upon his investment intention. In this connection, the Subscriber understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his representation merely meant that his present intention was to hold the shares of Common Stock for a short period, for a deferred sale, for a market rise, assuming that a market develops and is maintained, or for any other fixed period. The Subscriber realizes that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with his representation to the Company, and the SEC might regard such a sale, transfer or disposition as a deferred sale to which the exemption is not available.

         1.10 The Subscriber consents that the Company may, if it desires, permit the transfer of the shares of Common Stock by the Subscriber out of his name only when his request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that the proposed sale, transfer or disposition does not result in a violation of the Securities Act or any applicable state "blue sky" laws (collectively, "Securities Laws"). The Subscriber agrees to hold the Company and its directors, executive officers and controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any sale, transfer or disposition of the shares of Common Stock by the undersigned Subscriber in violation of any Securities Laws or any misrepresentation herein.

         1.11 The Subscriber consents to the placement of a legend on the certificates evidencing the shares of Common Stock stating that they have not been registered under the Securities Act and setting forth or referring to the restrictions on the sale, transfer or disposition thereof. The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the sale, transfer or disposition of the shares of Common Stock.

         1.12 The Subscriber acknowledges and agrees that the Company is relying on the Subscriber's representations contained in this Agreement and the related subscription documents in determining whether to accept this subscription. The Subscriber hereby gives the Company authority to call his bank or place of employment or otherwise review the financial standing of the Subscriber and it is further agreed that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

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         1.13 The Subscriber represents and warrants that all representations made by the Subscriber hereunder are true and correct in all material respects as of the date of execution hereof, and the Subscriber covenants that until the closing on the shares of Common Stock subscribed for he shall inform the Company immediately of any changes in any of the representations provided by the Subscriber hereunder.

II.      REPRESENTATIONS BY THE COMPANY

         The Company represents and warrants to the Subscriber as follows:

         2.1 The Company is a corporation duly organized, existing and in good standing under the laws of the state of its incorporation and has the corporate power to conduct its business.

         2.2 The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

         2.3 The shares of Common Stock have been duly and validly authorized and, when issued in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable.

III.     REGISTRATION RIGHTS AND RELATED MATTERS

         3.1 The Subscriber shall be entitled to "piggy-back" registration rights whenever the Company proposes to register any of its securities under the Securities Act or on any demand registrations of any other investors, and the registration form to be used may be used for the registration and contemplated disposition of Common Stock (a "Piggyback Registration"). This Piggyback Registration right shall be subject to the right of the Company and its underwriters to reduce the number of shares proposed to be registered pro rata in view of market conditions. If the number of shares of the Subscriber and any other investors, as applicable, are to be so reduced, then no party shall sell shares in such registration other than the Company or the investor, if any, invoking the demand registration. In any such registration the shares to be sold by the Subscriber shall not be reduced below 30% of the total amount of securities included in such registration. In the case of any Piggyback Registration, the Company shall bear, exclusive of underwriting discounts and commissions, all expenses incurred by the Company in compliance with this
Section 3.1, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel of the Company, blue sky fees and expenses, and reasonable fees and disbursements of one special counsel of the Subscriber not to exceed $25,000.

         3.2 The Company hereby agrees that if it has previously filed a registration statement to which Section 3.1 applies, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act except on Form S-8 or any other similar form for employee benefit plans, whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least three (3) months has elapsed from the effective date of such previous registration or, if sooner, until all shares of Common Stock held by the Subscriber included in such previous registration have been sold.

         3.3 Whenever the Subscriber has requested that any shares of Common Stock be registered pursuant to Section 3.1 of this Agreement, the Company shall use its best efforts to effect the registration and the sale of such Common Stock in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

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                  (i) prepare and file with the SEC a registration statement with respect to such Common Stock, which registration statement will state that the holders of Common Stock covered thereby may sell such Common Stock either under such registration statement or, at any holder's proper request, pursuant to Rule 144 (or any successor rule under the Securities Act), and use its best efforts to cause such registration statement to become effective;

                  (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (iii) furnish to each seller of Common Stock such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Common Stock owned by such seller;

                  (iv) use its best efforts to register or qualify, if applicable, such Common Stock under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Common Stock owned by such seller (provided that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (B) subject itself to taxation in any such jurisdiction, or (C) consent to general service of process in any such jurisdiction);

                  (v) within one (1) business day of its occurrence, notify each seller of such Common Stock, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company will promptly prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

                  (vi) cause all such Common Stock to be listed on each securities exchange or market on which similar securities issued by the Company are then listed;

                  (vii) provide a transfer agent and registrar for all such Common Stock not later than the effective date of such registration statement; and

                  (viii) make available for inspection by any seller of Common Stock, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

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         3.4 The Company will indemnify the Subscriber, the Subscriber's officers, directors, employees, agents, members and partners, and each person controlling, controlled by or under common control with the Subscriber, with respect to which registration, qualification or compliance of such Subscriber's securities has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular or other document (including any related registration statement notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Subscriber, the Subscriber's officers, directors, employees, agents, members and partners, and each person controlling the Subscriber, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, provided that the Company will not be liable to the Subscriber in any such case to the extent that any such claim, loss, damage, liability or action arises out of or is based on any untrue statement or omission of material fact based upon written information furnished to the Company by the Subscriber and stated to be specifically for use therein.

         3.5 The Subscriber will, if Common Stock held by it is included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of the Company's directors and officers and each underwriter, if any, of the Company's securities covered by such registration statement, each person who controls the Company or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other holder of securities included in the offering and each of their respective officers, directors, employees, agents, members and partners, and each person controlling such other holder of securities included in the offering, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, its officers and directors, each underwriter, each person controlling the Company or such underwriter, each other holder, their officers, directors, employees, agents, members, partners and control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Subscriber and stated to be specifically for use therein; provided, however, that the obligations of the Subscriber hereunder shall be limited to an amount equal to the net proceeds (after deduction of underwriting discounts and selling commissions, if any) received by the Subscriber of securities sold as contemplated herein.

         3.6 The Subscriber shall furnish to the Company such information regarding the Subscriber and the distribution proposed by the Subscriber as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Agreement.

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         3.7 With a view to making available the benefits of certain rules and regulations of the SEC which may permit the sale of the Common Stock to the public without registration, the Company agrees to:

                  (i) make and keep public information available as those terms are understood and defined and interpreted in and under Rule 144 under the Securities Act ("Rule 144"), at all times from and after the date hereof;

                  (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 ("Exchange Act") at any time after it has become subject to such reporting requirements; and

                  (iii) so long as the Subscriber owns any restricted Common Stock, furnish to the Subscriber forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as any Subscriber may reasonably request in availing itself of any rule or regulation of the SEC allowing the Subscriber to sell any such securities without registration.

IV.      NOTICES TO SUBSCRIBERS

         4.1 THE COMMON STOCK HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. THE COMMON STOCK HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

         4.2 THE COMMON STOCK IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. SUBSCRIBERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

V.       MISCELLANEOUS

         5.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company at Integrated BioPharma, Inc., 225 Long Avenue, Hillside, New Jersey 07205, Attention: E. Gerald Kay, Chief Executive Officer, and to the Subscriber at his address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

         5.2 This Agreement shall not be changed, modified, or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

         5.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

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         5.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of New York, without reference to its rules and principles governing conflicts of laws.

         5.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Common Stock as herein provided.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                                 INTEGRATED BIOPHARMA, INC.


                                                 By: /s/ E. Gerald Kay
                                                 ----------------------
                                                 Name: E. Gerald Kay
                                                 Title: Chief Executive Officer


                                                 By:  /s/ Damon DeSantis
                                                 -----------------------
                                                 Damon DeSantis



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